SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_]	Fee paid previously with preliminary materials.

[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Notes:
[LOGO OF NORTHERN TRUST CORPORATION]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

April 17, 2001

To the Stockholders of Northern Trust Corporation:

                  The annual meeting of stockholders of Northern Trust Corporation will be held on Tuesday, April 17, 2001 at 10:30 a.m., Chicago time, at the office of the Corporation, northwest corner of LaSalle and Monroe Streets, Chicago.

                  The purposes of the meeting are to:

•	Elect 14 directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified; and

•	Transact any other business that may properly come before the meeting.

                  You may vote if you are a stockholder of record at 5 p.m., Chicago time, on February 26, 2001. We continue our efforts to make the proxy and annual meeting process more convenient for stockholders. This year, we are pleased to announce that stockholders will be able to vote through the Internet as well as by telephone.

ROSE A. ELLIS
Secretary

March 12, 2001

IMPORTANT—PLEASE VOTE PROMPTLY

In order that there may be proper representation at the meeting, we urge you to vote by telephone or through the Internet or sign and return the enclosed proxy in the envelope provided. You may nevertheless vote in person if you do attend the meeting.

NORTHERN TRUST CORPORATION
50 South LaSalle Street
Chicago, Illinois 60675
March 12, 2001

PROXY STATEMENT

INTRODUCTION

                  Our 2001 annual meeting of stockholders will be held on Tuesday, April 17, 2001 at 10:30 a.m., Chicago time, at the office of the Corporation located on the northwest corner of LaSalle and Monroe Streets in Chicago, Illinois. We invite you to attend the annual meeting and vote your shares directly.

                  You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by telephone or through the Internet or complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. Instructions for voting by telephone or through the Internet can be found on the enclosed proxy card.

                  The Corporation’s board of directors is soliciting your proxy to encourage your participation in the voting at the annual meeting and to obtain your support on each proposal to be presented. This proxy statement provides you with information about each proposal and other matters that you may find useful in voting your shares. On March 12, 2001, we began mailing this proxy statement and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. We are also sending with this proxy statement the Corporation’s 2000 annual report to stockholders, which includes our financial statements.

VOTING

Who May Vote

                  Record holders of the Corporation’s common stock at the close of business on February 26, 2001 may vote at the annual meeting. On that date, the Corporation had 222,556,383 shares outstanding. The shares of common stock held in the Corporation’s treasury will not be voted.

                  You are entitled to one vote for each share of common stock that you owned of record at the close of business on February 26, 2001. The enclosed proxy card indicates the number of shares you are entitled to vote at the annual meeting. You may vote cumulatively in the election of directors, a process described below under “Election of Directors.”

Voting Your Proxy

                  Whether or not you plan to attend the annual meeting, we urge you to vote your proxy promptly.

                  If you are a stockholder of record (that is, if you hold shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

•	telephoning the toll-free number listed on the proxy card;

•	using the Internet site listed on the proxy card; or

•	completing, signing, dating and returning the proxy card in the postage-paid envelope provided.

                  The telephone and Internet voting procedures set forth on the proxy card are designed to authenticate stockholders’ identities and to allow stockholders to provide their voting instructions and confirm that their instructions have been properly recorded. If you vote by telephone or through the Internet, you should not return your proxy card.

                  If your shares of common stock are held by a broker, bank or other nominee in “street name,” you will receive voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) from the record holder that you must follow in order to have your shares voted at the annual meeting.

                  If you are a participant in the Northern Trust Employee Stock Ownership Plan, you will receive a voting instruction card that covers the shares credited to your plan account. Similarly, if you are a participant in The Northern Trust Company Thrift-Incentive Plan and invest in the Northern Trust Corporation Common Stock Fund, you will receive a voting instruction card that covers the shares credited to your plan account.

                  Whether you send your voting instructions by mail, telephone or Internet, your common stock will be voted in accordance with those instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares as recommended by the board of directors FOR the election of all 14 nominees for director.

Revoking Your Proxy

                  You may revoke your proxy at any time before it is voted at the annual meeting. To revoke your proxy, you may send a written notice of revocation to the secretary of the Corporation at the address indicated on the first page of this proxy statement, submit another signed proxy with a later date, vote by telephone or through the Internet at a later date, or vote in person at the annual meeting.

Voting in Person

                  You may come to the annual meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the institution that holds your shares, indicating that you were the beneficial owner of the shares on February 26, 2001, the record date for voting.

Quorum and Vote Required for Approval

                  A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if a majority of the shares of common stock is present in person or by proxy at the annual meeting. Abstentions will be counted as present for establishing a quorum. Since the only items scheduled for consideration at the annual meeting are items for which brokers have the authority to vote, it is not anticipated that there will be any broker non-votes. Inspectors of election appointed for the annual meeting will tabulate all votes cast in person or by proxy at the annual meeting.

                   The directors will be elected at the annual meeting by a plurality of all the votes cast (i.e., the 14 nominees for directors who receive the most votes will be elected). Abstentions will not be taken into account in determining the election of directors.

Solicitation of Proxies

                  The Corporation will pay all costs of soliciting proxies. We have retained Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies at a cost of approximately $12,500, plus reasonable out-of-pocket expenses. In addition, we may also use our officers and employees to solicit proxies either personally or by telephone, Internet, letter or facsimile.

ELECTION OF DIRECTORS

                  Stockholders will be asked to elect 14 directors at this year’s annual meeting. Set forth below is detailed information with respect to the 14 nominees, all of whom are currently serving as directors of the Corporation and of its principal subsidiary, The Northern Trust Company (the “Bank”). Each of the 14 nominees has consented to serve as a director if elected at this year’s annual meeting.

                  Each nominee elected as a director will serve until the next annual meeting and until his or her successor has been elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy may be voted for the election of another nominee proposed by the board or the board may reduce the number of directors to be elected at the annual meeting.

                  The enclosed proxy card provides instructions on how to vote “FOR” all nominees or to “WITHHOLD AUTHORITY” to vote for all or one or more nominees. You have cumulative voting rights in the election of directors, meaning that your total number of votes equals the number of your shares of common stock multiplied by 14, the number of directors to be elected. You may allocate these cumulative votes equally among the nominees or otherwise as you specify on the enclosed proxy card. Unless you choose a different allocation and so mark on your proxy card, it is expected that the proxy holders will allocate cumulative votes equally among all nominees for whom authority to vote has not been withheld. However, the proxy holders will have the discretion to allocate cumulative votes differently among those for whom authority to vote has not been withheld, so as to elect all or as many nominees as possible depending on the circumstances at the annual meeting. If you wish to exercise this discretion, you must provide us with written instructions on the enclosed proxy card; you may not exercise this right by voting by telephone or through the Internet.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

                  The following information about the nominees for election to the board of directors of the Corporation at the 2001 annual meeting of stockholders is as of January 2, 2001.

[PHOTO]
DUANE L. BURNHAM, Director since 1997, Age 58

Retired Chairman and Chief Executive Officer, Abbott Laboratories since April 1999, Chairman from 1990 until that date, and Chief Executive Officer from 1990 through December 1998 (Global diversified health care products and services company).

Mr. Burnham is a director of Sara Lee Corporation.

[PHOTO]
DOLORES E. CROSS, Director since 1994, Age 63

President, Morris Brown College, since June 1999 (Educational institution); GE Fund Distinguished Professor, The Graduate School and University Center, The City University of New York, from July 1998 to June 1999 (Educational institution); President, GE Fund from October 1997 to June 1998 (Corporate foundation with education, arts and public policy programs); President, Chicago State University from 1990 to September 1997 (Educational institution).

[PHOTO]
SUSAN CROWN, Director since 1997, Age 42

Vice President, Henry Crown and Company since 1984 (Company with diversified manufacturing operations, real estate and securities).

Ms. Crown is a director of Baxter International Inc. and Illinois Tool Works Inc. and a trustee of Yale University and Rush-Presbyterian-St. Luke’s Medical Center in Chicago.

[PHOTO]
ROBERT S. HAMADA, Director since 1988, Age 63

Dean and Edward Eagle Brown Distinguished Service Professor of Finance, Graduate School of Business, University of Chicago since July 1993, and member of the Faculty since 1966 (Educational institution).

Mr. Hamada is a director of A. M. Castle & Co.

[PHOTO]	BARRY G. HASTINGS, Director since 1994, Age 53 President since October 1995 and Chief Operating Officer since June 1995 of the Corporation and the Bank.

[PHOTO]
ROBERT A. HELMAN, Director since 1986, Age 66

Partner, Mayer, Brown & Platt since 1967 (Law firm).

Mr. Helman is a director of Dreyer’s Grand Ice Cream, Inc., TC PipeLines GP, Inc. and Brambles USA, Inc.

[PHOTO]
ARTHUR L. KELLY, Director since 1988, Age 63

Managing Partner, KEL Enterprises L.P. since 1982 (Holding and investment partnership).

Mr. Kelly is a director of BASF Aktiengesellschaft, Bayerische Motoren Werke (BMW) A.G., Deere & Company, HomePlace of America, Inc., Snap-on Incorporated and Thyssen-Krupp Industries A.G.

[PHOTO]
FREDERICK A. KREHBIEL, Director since 1988, Age 59

Co-Chairman and Co-Chief Executive Officer, Molex Incorporated since July 1999, Chairman from November 1993 to July 1999, and Chief Executive Officer from July 1988 to July 1999 (Manufacturer of electrical/electronic interconnecting products and systems).

Mr. Krehbiel is a director of Molex Incorporated, Tellabs, Inc., and DeVry Inc.

[PHOTO]
ROBERT C. McCORMACK, Director since 2000, Age 61

Co-Chairman and Managing Director since 1993 and founding partner, Trident Capital, Inc. (Venture capital firm).

Mr. McCormack is a director of DeVry Inc. and Illinois Tool Works Inc.

[PHOTO]
EDWARD J. MOONEY, Director since 1996, Age 59

Délégué Général-North America since March 2000, Suez Lyonnaise des Eaux (Worldwide provider of energy, water, waste and communications services); Retired Chairman and Chief Executive Officer, Nalco Chemical Company since March 2000, Chairman and Chief Executive Officer from April 1994 until that date, and President from 1990 until December 1998 (Manufacturer of specialized service chemicals acquired by Suez Lyonnaise des Eaux in November 1999).

Mr. Mooney is a director of FMC Corporation.

[PHOTO]
WILLIAM A. OSBORN, Director since 1994, Age 53

Chairman since October 1995 and Chief Executive Officer since June 1995 of the Corporation and the Bank.

Mr. Osborn is a director of Caterpillar Inc., NICOR, Inc. and a Class A Director of the Federal Reserve Bank of Chicago.

[PHOTO]
HAROLD B. SMITH, Director since 1974, Age 67

Chairman of the Executive Committee, Illinois Tool Works Inc. since 1982 (Manufacturer and marketer of engineered components and industrial systems and consumables).

Mr. Smith is a director of Illinois Tool Works Inc. and W. W. Grainger, Inc. and is a trustee of The Northwestern Mutual Life Insurance Company.

[PHOTO]
WILLIAM D. SMITHBURG, Director since 1981, Age 62

Retired Chairman, President and Chief Executive Officer, The Quaker Oats Company since October 1997 and from 1981 until that date, Chief Executive Officer (Worldwide manufacturer and marketer of beverages and grain-based products).

Mr. Smithburg is a director of Abbott Laboratories and Corning Incorporated.

[PHOTO]
BIDE L. THOMAS, Director since 1984, Age 65

Retired President, Commonwealth Edison Company since December 1992 (Company engaged in production, distribution and sale of electric energy).

Mr. Thomas is a director of R. R. Donnelley & Sons Company.

INFORMATION ABOUT THE BOARD AND COMMITTEES

Committees

Audit Committee
Members: Directors Kelly (Chairman), Burnham, Crown, Hamada, Mooney and Thomas
Number of Meetings in 2000: Four
Functions:
•	Reviews reports issued with respect to the Corporation’s annual financial statements and internal control structure
•	Reviews the internal audit program and results of examinations
•	Reviews the results of regulatory examinations
•	Performs such other functions as are described in the Audit Committee Charter attached as Exhibit A to this proxy statement

The board of directors, in its business judgment, has determined that all members of the Audit Committee are “independent directors,” as required by applicable rules of the National Association of Securities Dealers, Inc. (“NASD”).

Compensation and Benefits Committee
Members: Directors Smithburg (Chairman), Burnham, Crown, Kelly, Mooney, Smith and Thomas
Number of Meetings in 2000: Five
Functions:
•	Reviews compensation policy and executive compensation levels
•	Recommends benefit and incentive plans, programs and payments
•	Has administrative authority for certain benefit and incentive plans and programs
•	Oversees management development and succession planning

Corporate Governance Committee
Members: Directors Krehbiel (Chairman), Burnham, Cross, Smith and Smithburg
Number of Meetings in 2000: Two
Functions:
•	Recommends candidates for nomination to the board of directors
•	Recommends structure and membership of board committees
•	Considers candidates for the board recommended by stockholders

This committee will consider a candidate for director proposed by a stockholder. The Corporation’s by-laws provide that stockholders may make director nominations only if they give timely written notice, directed to the attention of the secretary of the Corporation at the address indicated on the first page of this proxy statement, not less than 90 days and not more than 120 days before the month and day that the Corporation held the prior year’s annual meeting. The notice must contain the information required by the by-laws.

Other Committees

The Corporation’s board of directors has three other standing committees. The Business Strategy Committee reviews the policies, strategies and performance of the various business units of the Corporation. The Business Risk Committee reviews the risks inherent in extending credit, managing assets and liabilities, and providing fiduciary services and other related matters. The Executive Committee meets as required and may exercise the powers of the board in the management of the business and affairs of the Corporation when the board is not in session, subject to limitations imposed by law and the by-laws of the Corporation.

Board and Committee Meetings

                  The Corporation’s board of directors held seven regular meetings during 2000. All persons who were directors during 2000 attended at least 75% of these meetings and meetings of committees on which they served.

Director Compensation

                  Non-employee directors receive the following fees for their service on the board:

Annual Retainer	$40,000
For Each Committee Meeting Attended	$ 1,000

                  The chairman of each committee other than the Executive Committee receives an additional annual retainer of $5,000. All non-employee directors are also eligible to receive a per diem fee of $1,000 when required to attend orientation meetings or to perform specific services on behalf of the Corporation. For such services in 2000, the Corporation paid $5,000. In 2000, each non-employee director received a grant of 2,400 stock units under the Northern Trust Corporation Amended 1992 Incentive Stock Plan (the “1992 Plan”), with 800 stock units vesting upon election or re-election as a director of the Corporation in each of the years 2000, 2001 and 2002. Any additional non-employee directors elected during this period will receive a similar award, prorated for time served on the board during the three-year time period. A non-employee director will receive one share of common stock for each stock unit upon vesting of the stock units. Dividend equivalents on the stock units are paid on a current basis unless, as described below, the non-employee director elects to defer the stock units.

                  Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each stock unit is based upon the market price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividend equivalents on all deferred stock units are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Compensation and Benefits Committee. Deferred cash compensation and dividend equivalents will be paid out in cash, and deferred stock units will be distributed in stock, in each case in a lump sum or in up to ten annual installments at the election of the director.

                  Directors who are also employees receive no additional compensation for serving on the board or its committees.

ADDITIONAL INFORMATION ABOUT MANAGEMENT AND THE BOARD

Services Provided by the Corporation to Directors and Executive Officers

                  Directors and executive officers of the Corporation, as well as members of their immediate families and their associates, were clients of and had transactions with the Corporation and its subsidiaries in the ordinary course of business during 2000. These transactions included loans; purchases, sales and placements of investment securities and other financial instruments; fiduciary transactions; deposits; and other purchase, sale and finance transactions. Similar transactions may occur in the ordinary course of business in the future. All loans were made on a non-preferential basis and did not involve more than the normal risk of collectibility or present other unfavorable terms. Transactions in 2000 involving services provided by the Corporation to its directors and executive officers did not result in payments or fees that were material to the gross revenues of the Corporation.

Other Business Relationships

                  In the ordinary course of business, the Corporation uses the products and services of organizations of which the Corporation’s directors are directors or executive officers. Transactions in 2000 involving the purchase of products and services did not result in payments that were material to the gross revenues of the organization with which a director was associated. Mr. Helman, a director of the Corporation, is a partner in the law firm of Mayer, Brown & Platt, which renders legal services to the Corporation and its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and beneficial holders of more than 10% of the Corporation’s stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Copies of these reports must also be provided to the Corporation.

                  To the Corporation’s knowledge, all the Corporation’s directors, executive officers and beneficial holders of more than 10% of the Corporation’s stock made on a timely basis all filings required during 2000. In making these disclosures, the Corporation relied on copies of the reports provided to the Corporation and written representations that no other reports were required. To the Corporation’s knowledge, all of the Corporation’s directors, executive officers and beneficial holders of more than 10% of the Corporation’s stock made on a timely basis all filings required during fiscal 2000, except that Mr. Kelly, a non-employee director, filed a Form 5 for fiscal 2000 reporting the acquisition of 700 shares by a family member in a single transaction that was not included by the Corporation as required on a Form 4 report for Mr. Kelly.

Compensation and Benefits Committee Interlocks and Insider Participation

                  None of the members of the Compensation and Benefits Committee is or ever was an officer or employee of the Corporation or any of its subsidiaries. Members of the committee, as well as members of their immediate families and their associates, may have loans and other transactions with the Corporation and its subsidiaries. All loans were made on a non-preferential basis and did not involve more than the normal risk of collectibility or present other unfavorable terms.

SECURITY OWNERSHIP OF MANAGEMENT

                  The following table shows the beneficial ownership of the Corporation’s common stock for each director and director nominee, each executive officer named in the Summary Compensation Table elsewhere in this proxy statement and all directors and executive officers of the Corporation as a group.

	Common Stock Owned(1) and Stock Units Held(2) as of January 2, 2001

Name	No. of Shares		Percent of Class of Common Stock	No. of Stock Units

Duane L. Burnham	2,000		*	9,435
Dolores E. Cross	3,200		*	11,439
Susan Crown	10,000		*	2,400
Robert S. Hamada	12,200		*	2,852
Barry G. Hastings	992,624	(3)(4)	*	40,000
Robert A. Helman	7,200		*	9,524
Arthur L. Kelly	110,900		*	5,937
Frederick A. Krehbiel	24,600		*	2,400
Robert C. McCormack	10,965,261	(5)	4.93%	2,400
Edward J. Mooney	5,600		*	1,600
William A. Osborn	1,083,278	(3)	*	147,482
Perry R. Pero	897,440	(3)	*	69,928
Harold B. Smith	13,965,102	(6)	6.28%	1,600
William D. Smithburg	7,200		*	47,400
Mark Stevens	530,018	(3)	*	64,000
Bide L. Thomas	6,000		*	20,396
Stephen B. Timbers	150,738	(3)	*	32,000
All directors and executive officers as a group	25,289,418	(3)–(6)	11.37%	660,793

*Less than one percent of the outstanding common stock.

                   Following are footnotes to the table on the preceding page:

(1) The information contained in this table was furnished to the Corporation by the individuals named in the table and reflects the Securities and Exchange Commission’s definition of beneficial ownership. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and/or investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) Stock units held by certain non-employee directors represent stock units under the 1997 Deferred Compensation Plan for Non-Employee Directors, which include amounts deferred under certain prior deferred compensation plans, and stock equivalents granted under the 1992 Plan as described under “Information About the Board and Committees—Director Compensation.” Stock units held by executive officers are stock equivalents granted under the 1992 Plan. All stock units shown in the table are vested except for 1,600 unvested stock units for each non-employee director and the following unvested stock units for the named executive officers: William A. Osborn, 55,000 unvested stock units; Barry G. Hastings, 40,000 unvested stock units; Mark Stevens, 32,000 unvested stock units; Stephen B. Timbers, 32,000 unvested stock units; and Perry R. Pero, 28,000 unvested stock units. Stock units held by directors and executive officers do not have voting rights.

(3) Includes shares issuable pursuant to stock options exercisable within 60 days after January 2, 2001, as follows: Mr. Hastings, 527,328 shares; Mr. Osborn, 670,820 shares; Mr. Pero, 330,940 shares; Mr. Stevens, 319,320 shares; Mr. Timbers, 110,000 shares; and all directors and executive officers as a group, 2,681,840 shares.

(4) Barry G. Hastings has sole voting and investment power as to 12,000 shares of the outstanding common stock which are held in a family trust of which he is the trustee. Mr. Hastings also has shared voting and investment power as to 3,046 shares of the outstanding common stock which are held in two family trusts of which his wife is the trustee. In addition, Mr. Hastings has shared voting and investment power as to 754 shares of the outstanding common stock which are held in a family trust and 2,000 shares which are held by a family corporation. Mr. Hastings disclaims any beneficial ownership interest in the shares referred to in this footnote.

(5) Robert C. McCormack has sole voting power pursuant to delegated authority as to 702,108 shares or .32% of the outstanding common stock which are held in an irrevocable trust of which the Bank is the sole trustee. As co-trustee with the Bank, Harold B. Smith and one other individual, he shares voting and investment power for 5,164,056 shares or 2.32% of the outstanding common stock. As co-trustee with the Bank he shares voting and investment power for 2,236,069 or 1.01% of the outstanding common stock. With respect to 117,000 shares or .05%, he serves as co-trustee with the Bank and has sole voting and investment power. In addition, Mr. McCormack has sole voting and investment power as to 2,713,424 shares or 1.22% of the outstanding common stock which are held in a family partnership of which he is the general partner.

(6) See note 2 to the Security Ownership of Certain Beneficial Owners Table on page 13.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  The following table includes information concerning common stock ownership of stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock on January 2, 2001.

Name and Address	Common Stock(1) Held as of January 2, 2001
	No. of Shares		Percent of Class

Harold B. Smith 3600 West Lake Avenue, Glenview, Illinois 60025-5811	13,965,102	(2)	6.28%
U.S. Trust Corporation 114 West 47th Street, New York, New York 10036	14,191,366	(3)	6.38%

(1) The information contained in this table was furnished to the Corporation by the persons named in the table and reflects the Securities and Exchange Commission’s definition of beneficial ownership. The nature of beneficial ownership of the holdings shown in this table is set forth in notes 2 and 3 below.

(2) Harold B. Smith serves as co-trustee and shares voting and investment power with various family members and the Bank with respect to 8,684,432 shares or 3.90% of the outstanding common stock. As co-trustee with the Bank, Robert C. McCormack and one other individual, he shares voting and investment power for 5,164,056 shares or 2.32% of the outstanding common stock. With respect to 101,710 shares or .05% of the outstanding common stock, he serves as co-trustee and shares voting and investment power with other family members. Mr. Smith also has sole voting and investment power over 1,304 shares or .001% of the outstanding common stock held in a trust, and shared voting and investment power over 13,600 shares or .01% of the outstanding common stock as co-trustee of four additional trusts.

(3) U.S. Trust Corporation holds 14,191,366 shares or 6.38% of the outstanding common stock, including 12,300,515 shares or 5.53% of the outstanding common stock held by U.S. Trust Company, N.A., a wholly owned subsidiary of U.S. Trust Corporation, in its capacity as Trustee of the Northern Trust Employee Stock Ownership Plan (“ESOP”). U.S. Trust Company, N.A. has no voting and investment power with respect to the 11,400,801 ESOP shares allocated to participant accounts and has shared voting and investment power with respect to the 899,714 unallocated ESOP shares. Participants in the ESOP are entitled to direct the Trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares and allocated shares for which no direction is received (together, “Undirected Shares”) will be voted by the Trustee in the same proportion that the allocated shares were voted, unless inconsistent with the Trustee’s fiduciary responsibility. Under the ESOP, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares allocated to their accounts and their proportionate share of Undirected Shares.

                  The Bank and its affiliates individually act as sole or co-fiduciary with respect to trusts and other fiduciary accounts which own, hold or control through intermediaries in the aggregate 27,734,206 shares or 12.47% of the outstanding common stock over which the Bank and its affiliates have, directly or indirectly, sole or shared voting power and/or sole or shared investment power. No single trust or other fiduciary account holds a beneficial ownership interest in excess of 5%. The Bank and its affiliates have sole voting power with respect to 6,473,696 shares or 2.9% of the outstanding common stock, and they share voting power with respect to 18,596,578 shares or 8.36% of the outstanding common stock. They have sole investment power with respect to 4,439,921 shares or 2.0% of the outstanding common stock, and they share investment power with respect to 18,788,022 shares or 8.45% of the outstanding common stock.

                  In addition, the Bank, as Trustee of The Northern Trust Company Thrift-Incentive Plan, holds in the Northern Trust Common Stock Fund of that Plan 5,976,798 shares or 2.69% of the outstanding common stock. The Bank has no voting or investment power with respect to these shares since sole voting and investment power for the shares is held by the 5,854 Northern Trust Common Stock Fund participants who are employees of the Corporation or its subsidiaries.

EXECUTIVE COMPENSATION

COMPENSATION AND BENEFITS COMMITTEE REPORT

                  The Compensation and Benefits Committee (the “Committee”), which consists entirely of non-employee directors, is responsible for overseeing the Corporation’s executive compensation program. Each year the Committee reviews the components of the Corporation’s executive compensation program, comparing compensation levels to a peer group of financial services organizations that represent the Corporation’s competition for executive talent. The organizations selected for comparison generally have one or more of the following characteristics: superior financial performance; lines of business similar to those of the Corporation; significant operations in the Corporation’s principal geographic areas; and size, either overall or in particular lines of business, comparable to that of the Corporation. The Keefe, Bruyette & Woods 50 Bank Index, which is used in the Five-Year Cumulative Total Return table presented elsewhere in this proxy statement, includes all of the organizations in the peer group used for compensation comparison purposes.

                  The Committee reviews and approves the compensation of the Corporation’s most highly compensated executives, including the executive officers named in the Summary Compensation Table. For other executives the Committee reviews overall compensation policies and payment levels. The Committee considers recommendations from the Corporation’s Human Resources Department which works closely with outside consultants. In reviewing the compensation of executives other than the chief executive officer, the Committee takes the chief executive officer’s counsel and recommendations into account.

                  The Committee also reviews the share ownership levels of executives. The Committee believes that formal ownership requirements for senior executives are not necessary since these officers typically have existing equity holdings that are significant as a multiple of base salaries. For example, at the time of its 2000 review, the value of the shares held by the executive officers named in the Summary Compensation Table averaged approximately 29 times base salary levels.

                  The Corporation’s executive compensation program is designed to compensate executives at competitive levels to ensure the retention of executive talent. It links short-term and longer-term financial rewards to the Corporation’s success by making a significant portion of the executives’ cash compensation variable and dependent on corporate or business unit performance. The Committee believes that this component of executive compensation should increase if performance goals are achieved or exceeded, and correspondingly should decrease if goals are not achieved. The Corporation’s executive compensation program also emphasizes equity incentives in order to closely align the executives’ interests with those of the stockholders. The program is designed to reflect these compensation principles and has the following components: base salary, annual cash incentives, restricted stock units and stock options. The Corporation also makes specific awards of restricted stock from time to time.

Base Salaries

                  The Committee generally determines base salaries and any adjustments to base salaries by evaluating the responsibilities of the current position and the individual’s experience, performance, career progress and potential development. A review is also made of the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer group companies, to ensure that this component of compensation is competitive.

                  Adjustments in 2000 to the base salaries of the executive officers named in the Summary Compensation Table, including Mr. Osborn, reflect the factors referred to above. The Committee targeted the base salaries of these executive officers at approximately the median of salaries for similar positions in the companies used for comparison purposes. The base salary increase for Mr. Osborn, to $900,000 effective April 1, 2000, also reflected continued strong individual and corporate performance.

Annual Incentive Cash Awards

                  During 2000 the executive officers named in the Summary Compensation Table were eligible for annual incentive cash awards under the provisions of the Management Performance Plan. The Plan establishes a maximum award funding opportunity for each Plan participant, expressed as a percentage of the Corporation’s consolidated net income for the relevant year. The maximum award funding opportunity is 0.6% of consolidated net income for the chairman and chief executive officer, 0.4% for the president and chief operating officer, and 0.3% for each of the other Plan participants. Following completion of the fiscal year, the Committee determines each participant’s maximum award funding opportunity on the basis of the Corporation’s consolidated net income for the year, and approves specific awards. In determining the awards for 2000 shown in the bonus column of the Summary Compensation Table, the Committee used its discretion, as it had anticipated, to make awards below the maximum award funding opportunity. Individual participants’ awards were based on an evaluation of each executive’s performance and contribution to the Corporation’s record financial and operating achievements.

                  Mr. Osborn’s 2000 cash incentive award was determined by the Committee in accordance with the Plan provisions noted above. In determining the award the Committee acknowledged Mr. Osborn’s outstanding leadership and contributions during 2000, a year in which the Corporation increased earnings per share above its minimum goal, exceeded its target range for return-on-equity and achieved a record productivity ratio.

Stock Units

                  In May 2000 the Committee approved grants of restricted stock units to a group of senior executives including the executive officers named in the Summary Compensation Table. Restricted stock units are stock equivalents granted under the provisions of the 1992 Plan. Each unit entitles the award recipient to receive one share of stock in December of the year in which the award vests, which occurs upon the completion of five years of employment following the award. Dividend equivalents on the stock units are paid on a current basis. If the executive leaves the Corporation during the five-year vesting period because of death, disability or retirement, a pro-rated number of stock units becomes distributable. If an executive who has reached age 55, the eligible age for retirement under the Corporation’s plans, leaves and does not compete with the Corporation during the five-year vesting period, a pro-rated number of stock units is eligible for distribution at the completion of the five-year vesting period. In all other instances where the executive leaves the Corporation during the five-year vesting period, the stock units are forfeited. Upon a change in control of the Corporation, the full stock unit grant becomes distributable.

                  Distribution of stock units is mandatorily deferred to the extent that distribution would result in compensation not deductible by the Corporation under the provisions of Section 162(m) of the Internal Revenue Code (the “Code”). See “Deductibility” below. If distribution of an award is deferred for this reason, the award becomes distributable in the first year in which it would result in deductible compensation, such as when the executive has retired and is no longer subject to Section 162(m). Distributions may also be voluntarily deferred by the executive.

                  Individual awards are based on multiple-of-salary guidelines, incorporating an estimated value of the stock unit award to the recipient, and competitive compensation data. The Committee also considers the equity awards previously granted to the individual, as well as the retention of these awards over the years. The 2000 awards for executive officers named in the Summary Compensation Table are shown in the restricted stock award column of the table.

                  In May 2000, the Committee applied the factors described in making the stock unit grant to Mr. Osborn. Mr. Osborn’s stock unit award represents approximately 8.8% of the total of 284,000 stock units awarded in 2000.

Stock Options

                  The Committee generally determines stock option grants to executives on an annual basis under the provisions of the 1992 Plan. Option grants align the interests of executives with those of the stockholders. Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant and expire ten years after the date of the grant. This approach is designed to motivate the executive to contribute to the creation of stockholder value over the long term.

                  In approving individual awards, the Committee considers multiple-of-salary guidelines, incorporating an estimated option value to the recipient, and competitive compensation data. Awards are made within the context of providing an appropriate mix of cash and equity incentives and also take into consideration individual performance factors. The Committee also considers the number of stock options and other stock compensation previously granted to the individual, as well as the retention of shares over the years. The grants to executive officers named in the Summary Compensation Table are shown in the table captioned “Option Grants in Last Fiscal Year.”

                  In May 2000, the Committee applied these factors in making the option grant to Mr. Osborn. His grant represents approximately 5.5% of the total options to purchase 3,113,450 shares that were granted in 2000.

Deductibility

                  Section 162(m) of the Code provides that compensation in excess of $1,000,000 per year paid to the chief executive officer and the four other most highly compensated executive officers employed at year-end, other than compensation meeting the technical definition in the Code for “performance based compensation” or otherwise exempt from the provisions of Section 162(m), will not be deductible by a corporation for federal income tax purposes. Base salary and the amounts reflected in the other annual compensation and all other compensation columns of the Summary Compensation Table do not by their nature qualify as performance based compensation under Section 162(m). In addition, a number of performance shares and stock awards distributed in 2000 did not qualify as performance based compensation, and the distribution of a number of stock units was mandatorily deferred until such time as the distribution will result in deductible compensation. All other forms of compensation paid in 2000 to the named executive officers, including the annual cash incentives under the Management Performance Plan, were deductible.

                  The Committee will continue to review each material element of compensation on a continuing basis and take steps to assure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall compensation program.

* * * * *

                  Through the programs described above, a significant portion of the Corporation’s executive compensation is linked directly to individual and corporate performance and stock price appreciation. In 2000 the five executive officers named in the Summary Compensation Table received over half of their compensation in the aggregate (consisting of the dollar amounts shown in the Table and the value realized on stock options exercised) in the form of performance based variable elements. The Committee intends to continue the policy of linking executive compensation to corporate performance, the value of the Corporation’s common stock and returns to stockholders.

                  This report is submitted on behalf of the members of the Committee:

William D. Smithburg, Chairman
Duane L. Burnham
Susan Crown
Arthur L. Kelly
Edward J. Mooney
Harold B. Smith
Bide L. Thomas

Summary Compensation Table

                  The following table sets forth compensation information for the years 1998 through 2000 with respect to the Corporation’s chief executive officer and the four other most highly compensated executive officers during 2000.

		Annual Compensation			Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation (2)	Restricted Stock Awards (3)	Securities Underlying Options	Payouts (Long- Term Incentive Plan)(4)	All Other Compen- sation (5)

William A. Osborn	2000	$887,500	$1,800,000	$ 2,001	$1,757,032	170,000	$105,909	$208,385
Chairman and Chief	1999	$837,500	$1,500,000	$ 14	$1,354,689	200,000	$716,900	$157,177
Executive Officer	1998	$757,500	$1,200,000			150,000	$856,825	$134,218

Barry G. Hastings	2000	$665,000	$1,100,000	$ 415	$1,265,063	120,000	$945,574	$156,142
President and Chief	1999	$626,250	$ 900,000	$ 2	$ 993,439	140,000	$716,900	$117,531
Operating Officer	1998	$575,000	$ 750,000			100,000	$856,825	$101,882

Mark Stevens	2000	$502,500	$ 725,000	$ 2,710	$ 983,938	75,000	$840,510	$117,987
President—Personal	1999	$472,500	$ 600,000	$ 22	$ 812,813	100,000	$672,094	$ 88,676
Financial Services	1998	$443,750	$ 500,000			70,000	$428,413	$ 78,626

Stephen B. Timbers(1)	2000	$487,500	$ 750,000	$ 1,609	$ 983,938	80,000		$114,465
President—Northern	1999	$443,750	$ 625,000	$ 14	$ 812,813	100,000		$ 62,238
Trust Global Investments	1998	$362,340	$ 500,000		$1,477,500	110,000

Perry R. Pero	2000	$440,000	$ 600,000		$ 843,376	60,000	$523,824	$103,312
Vice Chairman and	1999	$400,000	$ 500,000		$ 722,500	80,000	$672,094	$ 73,764
Chief Financial Officer	1998	$370,000	$ 425,000			50,000	$856,825	$ 65,559

                   Following are footnotes to the table on the preceding page:

(1) Mr. Timbers joined the Corporation on February 23, 1998.

(2) The “Other Annual Compensation” category reflects tax gross-up payments.

(3) The values of the restricted stock units awarded in 2000, as shown in the table, are based on a price of $70.2813 per share, the mean of the high and low sale prices of the common stock on May 15, 2000, the date of grant, as reported by The Nasdaq Stock Market.

The total number of shares of restricted stock and stock units held by the named executive officers and their aggregate market value as of December 31, 2000 were: Mr. Osborn—25,000 shares of restricted stock and 147,482 stock units (which include 60,500 stock units received in 2000 in exchange for the cancellation of prior awards of performance shares for the 1995-97 performance period and shares of restricted stock which would have vested in 2001), with the total valued at $14,105,794; Mr. Hastings—25,000 shares of restricted stock and 40,000 stock units, with the total valued at $5,315,781; Mr. Stevens —40,000 shares of restricted stock and 64,000 stock units (which include 32,000 stock units received in 2000 in exchange for the cancellation of a prior award of performance shares for the 1995-97 performance period), with the total valued at $8,505,250; Mr. Timbers—40,000 shares of restricted stock and 32,000 stock units, with the total valued at $5,888,250; and Mr. Pero—69,928 stock units (which include 32,000 stock units received in 2000 in exchange for the cancellation of a prior award of performance shares for the 1995-97 performance period), with the total valued at $5,718,799. All values are based on a price of $81.78125 per share, the mean of the high and low sale prices of the common stock on December 29, 2000, as reported by The Nasdaq Stock Market.

All restricted stock awards are subject to earlier vesting in the event of a change of control of the Corporation, as defined in the 1992 Plan or earlier prorated vesting upon a participant’s death, normal retirement or disability, or as otherwise determined by the Compensation and Benefits Committee. Dividends are paid on restricted stock awards, adjusted by an interest factor, and distributed in cash to participants in accordance with the vesting schedule described above. The terms of the restricted stock units are described in “—Compensation and Benefits Committee Report—Stock Units.”

(4) The values of the amounts shown were determined by multiplying the total number of performance shares earned and distributed by the mean of the high and low sale prices of the common stock on the dates of distribution as reported by The Nasdaq Stock Market and adding dividend equivalents and an interest factor. Commencing in 1999, the Compensation and Benefits Committee, in awarding restricted stock units under the 1992 Plan, discontinued awarding performance shares under the Long-Term Incentive Plan.

(5) The “All Other Compensation” category reflects contributions on behalf of the named executive officers to the Thrift-Incentive Plan and the Supplemental Thrift-Incentive Plan (collectively, “TIP”) and allocations on behalf of the named executive officers under The Northern Trust Employee Stock Ownership Plan and the Supplemental Employee Stock Ownership Plan (collectively, “ESOP”), all of which are defined contribution plans. For the following executive officers, the 2000 TIP and ESOP amounts (in that order) were: Mr. Osborn, $35,500 and $172,885; Mr. Hastings, $26,600 and $129,542; Mr. Stevens, $20,100 and $97,887; Mr. Timbers, $19,500 and $94,965; and Mr. Pero, $17,600 and $85,712. In the event of a change in control of the Corporation, participants become fully vested in all benefits payable under the ESOP and all benefits payable under the TIP that are in excess of applicable Internal Revenue Code limits.

Option Grants in Last Fiscal Year

                  The following table sets forth certain information with respect to the stock options granted during 2000 to the executive officers named in the Summary Compensation Table. Using 0%, 5% and 10% in assumed rates of stock price appreciation (compounded annually) for the option term of ten years, the table also shows the potential realizable pre-tax value of the stock options. These assumed rates are used for illustrative purposes only, and are not intended to represent or predict future increases in the price of the Corporation’s common stock.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term of 10 years(2)

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees In 2000	Exercise Price	Expiration Date	0%	5%	10%

William A. Osborn	170,000	5.5%	$70.2813	5/15/10	0	$7,513,984	$19,041,846

Barry G. Hastings	120,000	3.9%	$70.2813	5/15/10	0	$5,303,989	$13,441,303

Mark Stevens	75,000	2.4%	$70.2813	5/15/10	0	$3,314,993	$ 8,400,815

Stephen B. Timbers	80,000	2.6%	$70.2813	5/15/10	0	$3,535,993	$ 8,960,869

Perry R. Pero	60,000	1.9%	$70.2813	5/15/10	0	$2,651,994	$ 6,720,652

(1) All options were granted on May 15, 2000. One-third of these options will each become exercisable on May 15 of 2001, 2002 and 2003. In the event of a change in control of the Corporation, as defined in the 1992 Plan, all outstanding stock options become fully vested and exercisable.

(2) No gain to the optionees is possible without an increase in the stock price, which will benefit all stockholders commensurately. The pre-tax gain to all stockholders after ten years, using as a base the $70.2813 mean of the high and low sale prices of common stock as reported by The Nasdaq Stock Market on the respective option grant dates would be $0 for 0% appreciation, approximately $9.8 billion for 5% appreciation and approximately $24.9 billion for 10% appreciation.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                  The following table sets forth the number of shares for which stock options were exercised during 2000, the actual as well as annualized pre-tax value realized, the number of shares for which options were outstanding and the pre-tax value of those options as of year-end.

Name	Shares Acquired on Exercise	Value Realized (1)	Annualized Value Since Grant Date(2)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(3)		Value of Unexercised in- the-Money Options at Fiscal Year-End(3)(4)

				Exercisable	Unexercisable	Exercisable	Unexercisable

William A. Osborn	38,508	$2,103,716	$275,450	670,820	370,000	$40,852,540	$9,279,990

Barry G. Hastings	30,000	$1,773,123	$186,618	527,328	260,000	$32,933,930	$6,507,493

Mark Stevens	9,500	$ 457,318	$139,472	319,320	175,000	$19,863,836	$4,524,995

Stephen B. Timbers	0	$ 0	$ 0	110,000	180,000	$ 5,073,434	$4,582,495

Perry R. Pero	40,060	$2,605,460	$294,634	330,940	140,000	$21,308,780	$3,619,996

(1) Calculated on a pre-tax basis using the spread between the option exercise price and the mean of the high and low sale prices of the common stock on the date of exercise as reported by The Nasdaq Stock Market.

(2) Amount of pre-tax value realized annualized over period between the date of grant and the date of exercise.

(3) Amounts represent options granted since 1991 to Messrs. Osborn, Hastings, Stevens and Pero; and since 1998 to Mr. Timbers.

(4) Calculated on a pre-tax basis using the spread between the option exercise price and $81.78125, which was the mean of the high and low sale prices of the common stock on December 29, 2000 as reported by The Nasdaq Stock Market.

Employment Security Agreements

                  Messrs. Osborn, Hastings, Stevens, Timbers and Pero are parties to employment security agreements that provide lump sum cash payments equivalent to three years’ salary and bonus (and payment of a pro-rata bonus for the year of termination, as well as continuation of medical, dental, life insurance and similar benefits for three years) upon the termination of employment either by the Corporation without good cause or by the executive with good reason, as defined in the agreements, within two years after a change in control of the Corporation, as defined in the agreements. The agreements also provide that the Corporation will reimburse the executives for any excise tax imposed on payments under the agreements as well as taxes imposed on such reimbursement amounts.

Pension Plan Table

                  The table below sets forth the estimated annual benefits payable upon retirement at age 65 under the Bank’s Pension Plan and Supplemental Pension Plan to persons in the compensation and years of service classification specified. The annual pension benefits presented below are shown as if paid in the form of a straight life annuity and will be reduced by .50% of the average Social Security taxable wage base for the individual for each year of service up to 35 years.

Pension Benefit

Average Compensation In 5 Highest Years	Years of Service at Retirement
		10		15		20		25		30		35

$ 500,000	$ 90,000		$135,000		$ 180,000		$ 225,000		$ 270,000		$ 315,000

750,000	135,000		202,500		270,000		337,500		405,000		472,500

1,000,000	180,000		270,000		360,000		450,000		540,000		630,000

1,250,000	225,000		337,500		450,000		562,500		675,000		787,500

1,500,000	270,000		405,000		540,000		675,000		810,000		945,000

1,750,000	315,000		472,500		630,000		787,500		945,000		1,102,500

2,000,000	360,000		540,000		720,000		900,000		1,080,000		1,260,000

2,250,000	405,000		607,500		810,000		1,012,500		1,215,000		1,417,500

2,500,000	450,000		675,000		900,000		1,125,000		1,350,000		1,575,000

2,750,000	495,000		742,500		990,000		1,237,500		1,485,000		1,732,500

3,000,000	540,000		810,000		1,080,000		1,350,000		1,620,000		1,890,000

3,250,000	585,000		877,500		1,170,000		1,462,500		1,755,000		2,047,500

3,500,000	630,000		945,000		1,260,000		1,575,000		1,890,000		2,205,000

                  The Bank’s Pension Plan and Supplemental Pension Plan were amended to change the formula used to calculate retirement benefits beginning January 1, 1996. All participants employed on December 31, 1995 continued accruing benefits under the prior formula through December 31, 2000. The annual straight life annuity pension benefits accrued under the prior Pension Plan and prior Supplemental Pension Plan for the executive officers named in the Summary Compensation Table are: Mr. Osborn, $818,009; Mr. Hastings, $520,724; Mr. Stevens, $315,680; and Mr. Pero, $439,298. At termination or retirement, these executive officers will be entitled to receive the greater of the above noted minimum benefits accrued through December 31, 2000 under the prior formula or the benefits calculated under the formula set forth in the Pension table. All participants employed after December 31, 1995 will accrue benefits under the formula set forth in the Pension table. Because Mr. Timbers was hired after December 31, 1995, his entire pension will be determined under the formula set forth in the Pension table.

                  For the named executive officers, compensation covered by the Pension Plan includes base salary, before tax deposits made by a participant to the TIP, and awards under the Management Performance Plan. The average covered compensation for the highest five consecutive years is used in the pension calculation.

                   Credited years of service under the Bank’s Pension Plan for the named executive officers are as follows: Mr. Osborn—30 years, Mr. Hastings—26 years, Mr. Stevens—21 years, Mr. Timbers—2 years, and Mr. Pero—36 years. In addition to pension benefits, retiree health benefits are available to these individuals upon retirement if the length of service and other eligibility requirements described in the Retiree Medical Care Plan have been met. Mr. Timbers is also entitled to $10,000 a year for three years to purchase medical insurance coverage upon termination of his employment in certain circumstances.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
AMONG NORTHERN TRUST CORPORATION COMMON STOCK, S&P 500 INDEX
AND KEEFE, BRUYETTE & WOODS (KBW) 50 BANK INDEX

Total Return Assumes $100 Invested on
January 1, 1996 with Reinvestment of Dividends

Five-Year Cumulative Total Return

                               [LINE CHART]

                         Northern Trust    S&P 500    KBW 50 Bank
                         --------------    -------    -----------
  1995                        100            100          100
  1996                        132            123          141
  1997                        258            164          207
  1998                        327            211          224
  1999                        401            255          216
  2000                        622            232          260

                  For the five-year period ended December 31, 2000, the Corporation’s total return to stockholders was 522% compared with 132% for the S&P 500 Index and 160% for the KBW 50 Bank Index. During the same period, the Corporation’s common stock market capitalization increased $15.0 billion or 481% from $3.1 billion to $18.1 billion, reflecting an increase in the stock price with essentially the same number of shares outstanding. The Corporation’s net income increased in 2000 for the 13th consecutive year and increased 121% over the last five years, from $220.0 million in 1995 to $485.1 million in 2000. In terms of total return to stockholders for the fiscal year ended December 31, 2000, the Corporation ranked ninth out of the banking institutions comprising the KBW 50 Bank Index.

AUDIT COMMITTEE REPORT

                  The Audit Committee of the board is responsible for providing oversight of the Corporation’s financial reporting functions and internal controls. The board appoints the Audit Committee and its chairman annually, with the Committee consisting of no fewer than four directors. The responsibility for the completeness and accuracy of the Corporation’s financial statements rests with the Corporation’s management. The responsibility of the Corporation’s public accountants is to perform audits and to express an opinion as to whether the Corporation’s financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles.

                  The Audit Committee received the written disclosures and the letter from Arthur Andersen LLP, the Corporation’s public accountants, required by the Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as currently in effect. The disclosures described the relationships and fee arrangements between the firm and the Corporation. Consistent with Independence Standards Board Standard No. 1 and the SEC’s “Revision of the Commission’s Auditor Independence Requirements,” which became effective February 5, 2001 (the “Final Rule”), the Audit Committee considered at a meeting held on February 13, 2001 whether the provision of non-audit services by the public accountants to the Corporation for the fiscal year ended December 31, 2000 is compatible with maintaining Arthur Andersen LLP’s independence and has discussed with Arthur Andersen LLP the firm’s independence from the Corporation.

                  The Audit Committee reviewed and discussed with the Corporation’s public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (“Communications with Audit Committees”).

                  The Audit Committee reviewed and discussed with management and the Corporation’s public accountants the audited financial statements of the Corporation for the year ended December 31, 2000.

                  While financially literate under the applicable NASD rules, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Arthur Andersen LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s reviews, considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s public accountants are in fact “independent.” Furthermore, the Audit Committee’s consideration pursuant to the Final Rule of the compatibility of the provision of non-audit services by the public accountants to the Corporation for the fiscal year ended December 31, 2000 with maintaining Arthur Andersen LLP’s independence occurred after February 5, 2001, the effective date of the Final Rule, and thus after the provision of those services in 2000.

                   Based on the above-mentioned reviews and discussions with management and the Corporation’s public accountants, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to the board that the Corporation’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the SEC.

                  This report is submitted on behalf of the members of the Audit Committee:

Arthur L. Kelly, Chairman
Duane L. Burnham
Susan Crown
Robert S. Hamada
Edward J. Mooney
Bide L. Thomas

PUBLIC ACCOUNTANTS

Appointment of Public Accountants

                  The appointment of public accountants is approved annually by the Corporation’s board of directors. The decision of the board of directors is based on the recommendation of the Audit Committee. For the year 2001, the board of directors has authorized the engagement of Arthur Andersen LLP as the Corporation’s public accountants.

                  Representatives of Arthur Andersen LLP will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions raised by stockholders at the meeting.

Audit Fees

                  The aggregate fees billed or expected to be billed by Arthur Andersen LLP for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for that fiscal year were $864,000 (“Audit Fees”).

Financial Information Systems Design and Implementation Fees

                  For the fiscal year ended December 31, 2000, Arthur Andersen LLP rendered no information technology services to the Corporation relating to financial information systems design and implementation, and no fees were billed by Arthur Andersen LLP to the Corporation for any such services.

All Other Fees

                  The aggregate fees billed by Arthur Andersen LLP for services rendered to the Corporation, other than the services described above under “Audit Fees,” for the fiscal year ended December 31, 2000 were $763,000 (“All Other Fees”).

                  In addition to Audit Fees and All Other Fees, aggregate fees of $656,000 were billed by Arthur Andersen LLP for services rendered during the fiscal year ended December 31, 2000 in connection with audits for certain of the proprietary, common and securities lending collateral funds sponsored or managed by the Corporation. These funds are not included in the consolidated financial statements of the Corporation.

OTHER BUSINESS

                  The board of directors knows of no business to be presented at the 2001 annual meeting other than that described above. The Corporation’s by-laws provide that stockholders may bring matters before an annual meeting only if they give timely written notice of the matter to be brought not less than 90 days and not more than 120 days before the month and day that the Corporation held the prior year’s annual meeting. The notice must be directed to the attention of the Corporation’s secretary and contain the information required by the by-laws. No such notice with respect to the 2001 annual meeting was received during the relevant period, December 20, 2000 through January 19, 2001. However, if any matter properly comes before the annual meeting, the proxy holders will vote the shares represented by the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

                  Any stockholder proposals for the 2002 annual meeting must be received by the Corporation, directed to the attention of the Corporation’s secretary, no later than November 12, 2001 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the by-laws of the Corporation.

                  Also, under the Corporation’s by-laws, other proposals that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s secretary, not earlier than December 19, 2001 and not later than January 18, 2002. The notice must contain the information required by the by-laws.

By order of the Board of Directors,

Rose A. Ellis
Secretary

Chicago, Illinois
March 12, 2001

Exhibit A

Audit Committee Charter

of

Northern Trust Corporation

Effective February 20, 2001
(Amends and Restates in Its Entirety the Audit Committee Charter Adopted May 16, 2000)

                  The By-laws of Northern Trust Corporation (“Corporation”) provide that an Audit Committee (“Committee”) and its Chairman shall be appointed by the Board of Directors (“Board”) annually at its organization meeting, with the Committee consisting of no fewer than four Directors. The By-laws also provide that the Committee shall perform such functions as are set forth in an audit committee charter both for the Corporation and its subsidiaries on a consolidated basis and for such individual banking subsidiaries as the Board shall direct.

                  The Board adopted an audit committee charter on May 16, 2000 (the “Original Charter”) in compliance with rules issued by the National Association of Securities Dealers, Inc. (“NASD”) in late 1999. This audit committee charter (the “Charter”) amends and restates the Original Charter in its entirety in order to address the requirements of the Securities and Exchange Commission’s (“SEC’s”) “Revision of the Commission’s Auditor Independence Requirements,” which became effective February 5, 2001 (the “Final Rule”). This Charter is effective February 20, 2001. (1)

I. Committee Independence and Experience

                  All members of the Committee shall be independent of management of the Corporation and its subsidiaries in the judgment of the Board. The Committee shall also meet the independence, literacy and experience requirements under the applicable rules of the NASD and the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”).

II. Committee Responsibility and Authority

                  The Committee’s responsibility is one of oversight. The responsibility for the completeness and accuracy of the financial statements rests with the Corporation’s management. The responsibility of the Corporation’s public accountants is to perform an audit and to express an opinion as to whether the Corporation’s annual financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles.

                  The Committee shall perform its responsibilities in accordance with the requirements of the NASD, the SEC and the rules adopted under FDICIA.

                  In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee, while financially literate under the applicable NASD rules, are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by the Corporation’s management as to any information technology, internal audit and other non-audit services provided by the Corporation’s public accountants to the Corporation.

(1) Notwithstanding the Charter’s effective date, the Charter reflects certain provisions of the Final Rule that have required the Committee to undertake prior to the Charter’s effective date certain review responsibilities for the fiscal year ended December 31, 2000.

                   It is not the responsibility of the Committee to resolve disagreements, if any, between management and the Corporation’s public accountants, to assure compliance with laws and regulations, to plan or conduct audits, or to determine that the Corporation’s annual financial statements are complete, accurate and presented in accordance with generally accepted accounting principles.

                  The Corporation’s public accountants shall be accountable to the Board and the Committee. The Board, with the advice of the Committee, shall have the authority and responsibility to evaluate, select, and, as appropriate, replace the Corporation’s public accountants.

                  The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the Corporation’s public accountants and internal personnel. The Committee may, to assist it in the performance of its responsibilities, engage counsel of its choosing, without the approval of the engagement by the Board or management, and may direct the proper officers of the Corporation to pay the reasonable fees and expenses of any such counsel. The Committee may request counsel to attend a meeting of the Committee or to meet with any members of the Committee. In addition, the Committee may hold executive sessions with the Corporation’s public accountants, the General Auditor of the Corporation, management, or counsel, as deemed appropriate.

III. Committee Review and Reporting Activities

                  The Committee shall perform the following oversight functions for the Corporation and its subsidiaries on a consolidated basis and for such individual banking subsidiaries as the Board shall direct:

Financial Reporting and Control Review Activities

•	Reviewing and discussing with management the Corporation’s audited financial statements.

                  • Discussing with the Corporation’s public accountants and management significant accounting policies, audit conclusions regarding significant accounting estimates, any audit adjustments, any disagreements between the Corporation’s public accountants and management, and any other matters required to be brought forth by AICPA Statement of Auditing Standards No. 61.

•	Reviewing with management, the internal auditors and the Corporation’s public accountants:

(1)	their assessments of the adequacy of internal controls;

(2)
the resolution of any identified material weaknesses and reportable conditions in internal controls over financial reporting, including the prevention or detection of management override or compromise of the internal control system; and

(3)
the reports issued with respect to the annual financial statements, the internal control structure and procedures for financial reporting, and compliance with certain specified laws and regulations and the basis for such reports.

                  • Determining whether to recommend to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year.

Other Review Activities

                  • On an annual basis, obtaining from and discussing with the Corporation’s public accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1 (the “Independence Discussions with Audit Committees”). The written disclosures shall delineate all relationships between the Corporation’s public accountants and the Corporation and address each non-audit service provided by the public accountants to the Corporation.

                   • On an annual basis commencing in 2001, either as part of the annual Independence Discussions with Audit Committees or as a separate document, obtaining from the Corporation’s public accountants a written statement of the aggregate fees billed for each of the categories of services set forth in Item 9 of Schedule 14A under the Securities Exchange Act of 1934. If applicable and consistent with Independence Standards Board Standard No. 1 and the SEC’s Final Rule, the Audit Committee shall consider whether the public accountant’s provision of non-audit services to the Corporation is compatible with maintaining the independence of the public accountants. (2)

                  • Reviewing the internal policy to be adopted by the Corporation’s management with regard to the public accountants’ provision of non-audit services to the Corporation. (3)

                  • Reviewing the internal audit program and the results of internal audit examinations, including significant findings.

•	Reviewing the results of regulatory examinations.

•	Reviewing the program of the Chief Compliance Officer and the compliance function generally.

•	Reviewing such other matters as the Committee deems appropriate.

Reporting Activities

•	The Committee Chairman shall make regular reports to the Board.

                  • The Committee shall prepare any report or other disclosures, including any recommendation of the Audit Committee to the Board, required by the rules of the SEC to be included in the Corporation’s proxy statement.

                  • The Committee shall reassess the adequacy of the Charter on an annual basis and submit any recommended changes to the full Board for approval.

(2) The Audit Committee’s consideration pursuant to the Final Rule of the compatibility of the provision of non-audit services by the public accountants to the Corporation for the fiscal year ended December 31, 2000 with maintaining Arthur Andersen LLP’s independence occurred after February 5, 2001, the effective date of the Final Rule, and prior to February 20, 2001, the effective date of this Charter, and thus after the provision of those services in 2000.

(3) The Corporation’s management expects to adopt a policy regarding the public accountants’ provision of non-audit services after the effective date of this Charter and prior to year-end 2001.

[LOGO FOR RECYCLED PAPER]
Printed on Recycled paper.

PROXY CARD
PROXY CARD
NORTHERN TRUST CORPORATION
PROXY FOR ANNUAL MEETING 2001
Proxy Solicited by the Board of Directors

        The undersigned hereby appoints Duane L. Burnham, Frederick A. Krehbiel and William D. Smithburg, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 17, 2001, or any adjournment of such meeting, all shares of Common Stock which the undersigned is entitled to vote in the election of Directors, as more fully described in the Proxy Statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

The above proxies cannot vote your shares unless you vote by telephone or through the Internet in accordance with the voting instructions on the reverse side or you sign, date and return this card by mail. If you vote by mail, you are encouraged to specify your choice in the election of Directors by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the
Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

CONTINUED ON REVERSE SIDE

YOU CAN VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET OR BY
COMPLETING, SIGNING, DATING
AND RETURNING THIS CARD BY MAIL

[LOGO OF NORTHERN TRUST APPEARS HERE]

COMPANY #
CONTROL #
NORTHERN TRUST CORPORATION PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.
Election of 14 Directors. Nominees: (01) Duane L. Burnham, (02) Dolores E. Cross, (03) Susan Crown, (04) Robert S. Hamada, (05) Barry G. Hastings, (06) Robert A. Helman, (07) Arthur L. Kelly, (08) Frederick A. Krehbiel, (09) Robert C. McCormack, (10) Edward J. Mooney, (11) William A. Osborn, (12) Harold B. Smith, (13) William D. Smithburg, (14) Bide L. Thomas
		For All	Withheld All	For All Except As Noted
        In their sole discretion, the Proxies are authorized to vote as they shall determine on such other matters as may properly come before the meeting.
        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of all nominees for Director, cumulatively for some if the above proxies shall so determine at their sole discretion.

		[_]	[_]	[_]

(Except nominee(s) written above.)
Dated ___________________, 2001

Signature(s) _______________________________________________
___________________________________________

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

 Please detach here

THERE ARE THREE WAYS TO VOTE YOUR PROXY.

VOTE BY PHONE—TOLL FREE—1-800-240-6326

•	Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card by mail.

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. The cut-off for telephone voting is 5 PM CST on April 13, 2001. NOTE: Phone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above.

•	Follow the simple voice instructions.

VOTE BY INTERNET—-http://www.eproxy.com/ntrs

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 5 PM CST on April 13, 2001.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Please complete, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

IF YOU VOTE BY PHONE OR THROUGH THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

NOTE: Because stockholders have the right to vote cumulatively in the election of directors, as described in the “Election of Directors” section on page 3 of the Proxy Statement, you have the right to vote your shares in a manner that distributes those cumulative votes unequally among the nominees. IF YOU WISH TO EXERCISE THIS RIGHT, YOU MUST PROVIDE US WITH WRITTEN INSTRUCTIONS ON THE PROXY CARD ABOVE; YOU MAY NOT EXERCISE THIS RIGHT BY VOTING BY TELEPHONE OR THROUGH THE INTERNET.

NORTHERN TRUST CORPORATION
VOTING INSTRUCTION CARD FOR ANNUAL MEETING 2001
Voting Instruction Solicited by the Trustee of the Northern Trust Employee
Stock Ownership Plan

        The undersigned hereby directs U.S. Trust Company, N.A., Trustee of the Northern Trust Employee Stock Ownership Plan (“ESOP”), to vote at the annual meeting of stockholders of Northern Trust Corporation on April 17, 2001, or any adjournment of such meeting, all shares of Common Stock that have been allocated to the account of the undersigned in the election of Directors, as more fully described in the Proxy Statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

You are encouraged to specify your choice in the election of Directors by voting by telephone or through the Internet in accordance with the voting instructions on the reverse side or by marking the appropriate space on the voting instruction card on the reverse side. If you vote by mail, you are encouraged to specify your choice in the election of Directors by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

CONTINUED ON REVERSE SIDE

YOU CAN GIVE VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE
INTERNET OR BY COMPLETING, SIGNING, DATING
AND RETURNING THIS CARD BY MAIL
NOTICE TO PARTICIPANTS IN THE NORTHERN TRUST EMPLOYEE STOCK OWNERSHIP PLAN

Dear Plan Participant:

        Enclosed with this notice is a Proxy Statement of the Northern Trust Corporation (the “Corporation”), describing the annual meeting of stockholders to be held on April 17, 2001. The annual meeting of stockholders will be for the purpose of electing the 14 director nominees recommended by the Board of Directors of the Corporation. Directors and officers of the Corporation will be present at the annual meeting to respond to any questions that the stockholders may have regarding the business to be transacted.

Directions to the Trustee

        Only U.S. Trust Company, N.A., as trustee (the “Trustee”) of the Northern Trust Employee Stock Ownership Plan (the “ESOP”), can vote the shares of the Corporation stock (“Shares”) held by the ESOP. However, under the terms of the ESOP, you, as a participant in the ESOP, are entitled to instruct the Trustee how the Shares allocated to your account under the ESOP are to be voted. Unallocated Shares and allocated Shares for which no direction is received (together, “Undirected Shares”) will be voted by the Trustee in the same proportion that the allocated Shares were voted, unless inconsistent with the Trustee’s fiduciary responsibility. Thus, through your instructions, you will be exercising power and control as a named fiduciary of the ESOP not only over the Shares allocated to your account, but also with respect to the Undirected Shares.

        Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the election of directors which is more fully described in the enclosed Proxy Statement.Your interest in this matter is very important. Please take the time to complete the instruction card and return it in the enclosed envelope provided to you or provide telephonic or Internet instructions to the Trustee in the manner described on the reverse side. The Trustee will vote your Shares in accordance with the instructions you provide by telephone or through the Internet or on the voting instruction card received by the Trustee on or before April 13, 2001, unless the Trustee determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If you vote by mail, you are encouraged to specify your choice in the election of Directors by marking the appropriate space, but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Confidentiality and Instructions

        How you vote will not be revealed, directly or indirectly, to any officer, to any other employee, or any director of the Corporation or to anyone else, except as otherwise required by law. You should, therefore, feel completely free to instruct the Trustee to vote Shares in the manner you think best.

Voting Deadline

        Because of the time required to tabulate voting instructions from participants before the annual meeting, the Trustee must establish a cut-off date for receiving your instruction card or your telephonic or Internet instructions. The cut-off date established by the Trustee is 5:00 P.M. Central Standard Time April 13, 2001. The Trustee cannot insure that instruction cards or telephonic or Internet instructions received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card in the envelope provided for your convenience or provide telephonic or Internet instructions to the Trustee in the manner described on the reverse side on or before April 13, 2001. If the Trustee does not receive timely instructions from you, the Trustee will vote your Shares in proportion to the voting instructions received from all ESOP participants.

        If you are a direct stockholder of Northern Trust Corporation, you will receive under separate cover, proxy solicitation materials, including a proxy card. That card or the telephonic or Internet vote of the shares listed on that card CANNOT be used to direct the voting of Shares held by the ESOP.

Further Information

        If you have questions regarding the information provided to you, you may contact the Trustee at the following toll-free number between 11:00 A.M. and 6:00 P.M. Central Standard Time, Monday through Friday at 1-800-535-3093.

        Your ability to instruct the Trustee how to vote your ESOP Shares is an important part of your rights as an ESOP participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.

March 12, 2001
U.S. Trust Company, N.A.
as Trustee of the
NORTHERN TRUST
EMPLOYEE STOCK OWNERSHIP PLAN

COMPANY #
CONTROL #
NORTHERN TRUST CORPORATION PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.
Election of 14 Directors. Nominees: (01) Duane L. Burnham, (02) Dolores E. Cross, (03) Susan Crown, (04) Robert S. Hamada, (05) Barry G. Hastings, (06) Robert A. Helman, (07) Arthur L. Kelly, (08) Frederick A. Krehbiel, (09) Robert C. McCormack, (10) Edward J. Mooney, (11) William A. Osborn, (12) Harold B. Smith, (13) William D. Smithburg, (14) Bide L. Thomas
		For All	Withheld All	For All Except As Noted
        In its sole discretion, the Trustee is authorized to vote as it shall determine on such other matters as may properly come before the meeting.
        Listed on this card is the number of shares of Common Stock allocated to your account. You may direct the Trustee of the ESOP to vote all such shares at the annual meeting. Please express your choice in the election of directors, date and sign below, and mail this card in the envelope provided.
        Unallocated shares and allocated shares for which no direction is received (together, Undirected Shares) will be voted by the Trustee in the same proportion that the allocated shares are voted, unless inconsistent with the Trustee’s fiduciary responsibility. Under the ESOP, Participants are “named fiduciaries” to the extent of their authority to direct the voting of shares allocated to their accounts and their proportionate share of Undirected Shares.

		[_]	[_]	[_]

(Except nominee(s) written above.)
Dated ___________________, 2001

Signature(s) _______________________________________________
___________________________________________

Direction to U.S. Trust Company, N.A., as Trustee of the Northern Trust Employee Stock Ownership Plan, to vote all shares for which I am entitled to give voting direction.
Please sign exactly as name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Please detach here

THERE ARE THREE WAYS TO GIVE VOTING INSTRUCTIONS TO THE ESOP TRUSTEE.

VOTE BY PHONE—TOLL FREE—1-800-240-6326

•	Your telephone call gives instructions to the ESOP Trustee to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card.

•
Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week. The cut-off for giving voting instructions to the ESOP Trustee by Telephone is 5 PM CST on April 13, 2001. NOTE: Phone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above.

•	Follow the simple voice instructions.

VOTE BY INTERNET—-http://www.eproxy.com/ntrs

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 5 PM CST on April 13, 2001.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we’ve provided. The cut-off date for receiving your voting instruction card is 5 PM CST on April 13, 2001.

IF YOU VOTE BY TELEPHONE OR THROUGH THE INTERNET, PLEASE DO NOT MAIL YOUR VOTING INSTRUCTION CARD.

NOTE: Because stockholders have the right to vote cumulatively in the election of directors, as described in the “Election of Directors” section on page 3 of the Proxy Statement, you have the right to instruct the ESOP Trustee to vote the shares allocated to your plan account in a manner that distributes those cumulative votes unequally among the nominees. IF YOU WISH TO EXERCISE THIS RIGHT, YOU MUST PROVIDE THE ESOP TRUSTEE WITH WRITTEN INSTRUCTIONS ON THE VOTING INSTRUCTION CARD ABOVE; YOU MAY NOT EXERCISE THIS RIGHT BY GIVING VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET.

NORTHERN TRUST CORPORATION
VOTING INSTRUCTION CARD FOR ANNUAL MEETING 2001
Voting Instruction Solicited by the Trustee of the Thrift-Incentive Plan

        The undersigned hereby instructs The Northern Trust Company, Trustee of the Thrift-Incentive Plan, to vote at the annual meeting of stockholders of Northern Trust Corporation on April 17, 2001, or any adjournment of such meeting, all shares of Common Stock for which the undersigned is entitled to give voting instruction in the election of Directors, as more fully described in the Proxy Statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

You are encouraged to specify your choice in the election of Directors by voting by telephone or through the Internet in accordance with the voting instructions on the reverse side or by marking the appropriate space on the voting instruction card on the reverse side. If you vote by mail, you are encouraged to specify your choice in the election of Directors by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

CONTINUED ON REVERSE SIDE

YOU CAN GIVE VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE
INTERNET OR BY COMPLETING, SIGNING, DATING
AND RETURNING THIS CARD BY MAIL

[LOGO OF NORTHERN TRUST APPEARS HERE]

COMPANY #
CONTROL #
NORTHERN TRUST CORPORATION PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.
Election of 14 Directors. Nominees: (01) Duane L. Burnham, (02) Dolores E. Cross, (03) Susan Crown, (04) Robert S. Hamada, (05) Barry G. Hastings, (06) Robert A. Helman, (07) Arthur L. Kelly, (08) Frederick A. Krehbiel, (09) Robert C. McCormack, (10) Edward J. Mooney, (11) William A. Osborn, (12) Harold B. Smith, (13) William D. Smithburg, (14) Bide L. Thomas
		For All	Withheld All	For All Except As Noted
        In its sole discretion, the Trustee is authorized to vote as it shall determine on such other matters as may properly come before the meeting.
        Listed on this card is the number of shares of Common Stock which you are entitled to vote. You may direct the Trustee of the Thrift-Incentive Plan to vote all of the shares for which you are entitled to direct the voting at the annual meeting. Please express your choice in the election of directors, date and sign below, and mail this card in the envelope provided.

		[_]	[_]	[_]

(Except nominee(s) written above.)
Dated ___________________, 2001

Signature(s) _______________________________________________
___________________________________________

Direction to The Northern Trust Company, as Trustee of the Thrift-Incentive Plan, to vote my share participation.

Please sign exactly as name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

Please detach here

THERE ARE THREE WAYS TO GIVE VOTING INSTRUCTIONS TO THE THRIFT-INCENTIVE PLAN TRUSTEE.

VOTE BY PHONE—TOLL FREE—1-800-240-6326

•	Your telephone call gives instructions to the Thrift-Incentive Plan Trustee to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card.

•
Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week. The cut-off for giving voting instructions to the Thrift-Incentive Plan Trustee by telephone is 5 PM CST on April 13, 2001. NOTE: Phone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above.

•	Follow the simple voice instructions.

VOTE BY INTERNET—-http://www.eproxy.com/ntrs

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 5 PM CST on April 13, 2001.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number that are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we’ve provided. The cut-off date for receiving your voting instruction card is 5 PM CST on April 13, 2001.

IF YOU VOTE BY TELEPHONE OR THROUGH THE INTERNET, PLEASE DO NOT MAIL YOUR VOTING INSTRUCTION CARD.

NOTE: Because stockholders have the right to vote cumulatively in the election of directors, as described in the “Election of Directors” section on page 3 of the Proxy Statement, you have the right to instruct the Thrift-Incentive Plan Trustee to vote the shares allocated to your plan account in a manner that distributes those cumulative votes unequally among the nominees. IF YOU WISH TO EXERCISE THIS RIGHT, YOU MUST PROVIDE THE THRIFT-INCENTIVE PLAN TRUSTEE WITH WRITTEN INSTRUCTIONS ON THE VOTING INSTRUCTION CARD ABOVE; YOU MAY NOT EXERCISE THIS RIGHT BY GIVING VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET.